Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

GENE SECURITY NETWORK, INC.

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of November 21, 2011, by and between Comerica Bank (“Bank”) and GENE SECURITY NETWORK, INC. (“Borrower”).

RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1.                                      DEFINITIONS AND CONSTRUCTION.

1.1                               Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code.

1.2                               Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.

2.                                      LOAN AND TERMS OF PAYMENT.

2.1                               Credit Extensions.

(a)                                 Promise to Pay. Borrower promises to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(b)                                 Advances Under Revolving Line.

(i)                                     Amount. Subject to and upon the terms and conditions of this Agreement, including an audit of the Collateral, the results of which shall be reasonably satisfactory to Bank, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base. Except as set forth in the Pricing Addendum, amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable.

(ii)                                  Form of Request. Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time (12:00 p.m. Pacific time for wire transfers), on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrower’s deposit account.

(c)                                  Growth Capital Advances.

(i)                                     Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Growth Capital Advances to Borrower. Borrower may request Growth Capital Advances from the date hereof through the Growth Capital Availability End Date. Each Growth Capital Advance shall be in the minimum amount of One Hundred Fifty Thousand Dollars ($150,000). The aggregate outstanding amount of Growth Capital Advances shall not exceed the Growth Capital Line. The proceeds of the Growth Capital Advances shall be used for equipment and consumables purchases.

(ii)                                  Interest shall accrue from the date of each Growth Capital Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Growth Capital Advances that are outstanding on Growth Capital Availability End Date shall be payable in twenty-four (24) equal monthly installments of principal, plus all accrued but unpaid interest, beginning on April 30, 2013, and continuing on the same day of each month thereafter through the Growth Capital Maturity Date, at which time all amounts due under this Section 2.1(c), including but not limited to any part of the Final Payment not previously paid, shall be immediately due and payable. Growth Capital Advances, once repaid, may not be reborrowed. Except as set forth in Section 2.1(c)(iv) and (v), Borrower may prepay any Growth Capital Advances in whole or in part without penalty or premium.

(iii)                               When Borrower desires to obtain a Growth Capital Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time three (3) Business Days before the day on which the Growth Capital Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.

(iv)                              Borrower shall have the option to prepay all, but not less than all, of the Growth Capital Advances advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay the Growth Capital Advances at least ten (10) days prior to such prepayment, and (ii) pays to Bank on the date of such prepayment an amount equal to the sum of (A) all outstanding principal of the Growth Capital Advances plus accrued but unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee (if then due hereunder), plus (D) all other sums, that shall have become due and payable, including Bank Expenses, if any, and interest at the default rate with respect to any past due amounts.

(v)                                 If the Growth Capital Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of: (i) all outstanding principal of the Growth Capital Advances plus accrued but unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee (if then due hereunder), plus (iv) all other sums, that shall have become due and payable, including Bank Expenses, if any, and interest at the default rate with respect to any past due amounts.

2.2                               Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

2.3                               Interest Rates, Payments, and Calculations.

(a)                                 Interest Rates.

(i)                        Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the Pricing Addendum.

(ii)                                  Growth Capital Advances. Except as set forth in Section 2.3(b), the Growth Capital Advances shall bear interest, on the outstanding daily balance thereof, at a per annum rate, fixed on the date of funding of each Growth Capital Advance, equal to the greater of (a) six percent (6.00%) and (b) the sum of (I) the three (3) month U.S. LIBOR rate reported in the Wall Street Journal three (3) Business Days prior to the funding date of such Growth Capital Advance, plus (II) five and seventy one hundredths percent (5.70%).

(b)                                 Late Fee; Default Rate. If any payment is not made within 10 days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c)                                  Payments. Except as set forth in the Pricing Addendum, interest hereunder shall be due and payable on the 1st calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

(d)                                 Computation. With respect to Obligations bearing interest at the Prime Rate, in the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.4                               Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, Bank shall have the right, in its sole discretion, to immediately apply any wire transfer of funds, check, or other item of payment Bank may receive to conditionally reduce Obligations, but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees (other than late fees) or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5                               Fees. Borrower shall pay to Bank the following:

(a)                                 Growth Capital Line Facility Fee. On the Closing Date, a fee on account of the Growth Capital Line equal to Thirty Five Thousand Dollars ($35,000), which shall be nonrefundable (receipt of which Bank hereby acknowledges);

(b)                                 Revolving Line Facility Fee. On the Closing Date and each anniversary thereof, a fee on account of the Revolving Line equal to Eighteen Thousand Seven Hundred Fifty Dollars ($18,750), which shall be nonrefundable;

(c)                                  Unused Facility Fee. Commencing January 1, 2012, a quarterly Unused Facility Fee equal to one quarter of one percent (0.25%) per annum of the difference between the Revolving Line and the average outstanding principal balance thereunder during the applicable quarter, which fee shall be payable within five (5) days of the last day of each such quarter and shall be nonrefundable;

(d)                                 Final Payment. The Final Payment, when due;

(e)                                  Prepayment Fee. The Prepayment Fee, if and when due; and

(f)                                   Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all Bank Expenses, as and when they become due.

2.6                               Term. This Agreement shall become effective on the Closing Date and, subject to Section 13.8, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

3.                                      CONDITIONS OF LOANS.

3.1                               Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                 this Agreement;

(b)                                 an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)                                  UCC National Form Financing Statement;

(d)                                 the Pricing Addendum;

(e)                                  agreement to furnish insurance;

(f)                                   payment of the fees and Bank Expenses then due specified in Section 2.5;

(g)                                  current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(h)                                 company prepared consolidated and consolidating balance sheets and income statements for the calendar years 2009 and 2010, for the 9 months ended September 30, 2011, and for most recently ended month in accordance with Section 6.2, and such other updated financial information as Bank may reasonably request;

(i)                                     current Compliance Certificate in accordance with Section 6.2;

(j)                                    a Collateral Information Certificate;

(k)                                  subject to Section 6.6, securities and/or deposit account control agreements with respect to any accounts permitted hereunder to be maintained outside Bank;

(l)                                     an Automatic Debit Authorization; and

(m)                             such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2                               Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a)                                 timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b)                                 the representations and warranties contained in Article 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4.                                      CREATION OF SECURITY INTEREST.

4.1                      Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Borrower also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its Intellectual Property, except in connection with Permitted Liens and Permitted Transfers. Notwithstanding any termination of this Agreement, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

4.2                            Perfection of Security Interest. Borrower authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of Borrower of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower, if applicable. Any such financing statements may be filed by Bank at any time in any jurisdiction whether or not Revised Article 9 of the Code is then in effect in that jurisdiction. Borrower shall from time to time endorse and deliver to Bank, at the request of Bank, all Negotiable Collateral and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in possession of a third party bailee, Borrower shall take such steps as Bank reasonably requests for Bank to (i) obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, and (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Revised Article 9 of the Code) by causing the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance satisfactory to Bank. Borrower will not create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Borrower from time to time may deposit with Bank specific cash collateral to secure specific Obligations; Borrower authorizes Bank to hold such specific balances in pledge and to decline to honor any drafts thereon or any request by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the specific Obligations are outstanding.

4.3                               Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

4.5                               Lock Box. Commencing with the period not less than thirty (30) days prior to the initial Advance on the Revolving Line and continuing at all times thereafter until the Revolving Line is terminated and Bank has no further obligation to lend thereunder:

(a)                                 Borrower agrees that the Obligations shall be on a “remittance basis”. Borrower shall at its sole expense establish and maintain (and Bank, at Bank’s option, may establish and maintain at Borrower’s expense):

(i)                                     A United States Post Office lock box (the “Lock Box”), to which Bank shall have exclusive access and control. Borrower expressly authorizes Bank, from time to time, to remove the contents from the Lock Box, for disposition in accordance with this Agreement. Borrower agrees to notify all account debtors and other parties obligated to Borrower that all payments made to Borrower (other than payments by electronic funds transfer) shall be remitted, for the credit of Borrower, to the Lock Box, and Borrower shall include a like statement on all invoices; and

(ii)                                  A non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the “Dominion of Funds Account”) to which Bank shall have exclusive access and control. Borrower agrees to notify all account debtors and other parties obligated to Borrower that all payments made to Borrower by electronic funds transfer shall be remitted to the Dominion of Funds Account, and Borrower, at Bank’s request, shall include a like statement on all invoices. Borrower shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Dominion of Funds Account.

(b)                                 Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the Lock Box or Dominion of Funds Account, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit into the Lock Box or Dominion of Funds Account, as applicable.

After the occurrence and during the continuance of an Event of Default, all items or amounts remitted to the Lock Box, the Dominion of Funds Account or that Bank has otherwise received shall, in Bank’s sole discretion, be applied to the payment of any Obligations, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion. Borrower agrees that Bank shall not be liable for any loss or damage which Borrower may suffer as a result of Bank’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Borrower agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney’s fees except to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct.

5.                                      REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1                               Due Organization and Qualification. Borrower and each Subsidiary is an entity duly existing under the laws of the jurisdiction in which it is organized and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

5.2                               Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s organizational documents, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

5.3                               Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral (other than movable items of personal property (such as laptop computers) having an aggregate book value not to exceed Two Hundred Fifty Thousand Dollars ($250,000)) is located solely in the

Collateral States. The Eligible Accounts are bona fide existing obligations. The property or services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. No licenses or agreements giving rise to such Eligible Accounts is with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Collateral is maintained or invested with a Person other than Bank or Bank’s Affiliates.

5.4                               Intellectual Property. Borrower is the sole owner of the Intellectual Property, except for licenses granted by Borrower to its customers in the ordinary course of business. To the best of Borrower’s knowledge, each of the Copyrights, Trademarks and Patents is valid and enforceable, and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of the Intellectual Property violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect.

5.5                               Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. The chief executive office of Borrower is located in the Chief Executive Office State at the address indicated in Section 10 hereof.

5.6                               Actions, Suits, Litigation, or Proceedings. Except as set forth in the Schedule, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against Borrower or any Subsidiary before any court, administrative agency, or arbitrator in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect.

5.7                               No Material Adverse Change in Financial Statements. All consolidated and consolidating financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower’s consolidated and consolidating financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

5.8                               Solvency, Payment of Debts. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement,

5.9                               Compliance with Laws and Regulations. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could reasonably be expected to have a Material Adverse Effect. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

5.10                        Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments and except as set forth on the Schedule.

5.11                        Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

5.12                        Inbound Licenses. Except as disclosed on the Schedule, Borrower is not a party to, nor is bound by, any inbound license or other agreement, the failure, breach, or termination of which could reasonably be expected to cause a Material Adverse Effect, or that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property,

5.13                        Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

6.                                      AFFIRMATIVE COVENANTS.

Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1                               Good Standing and Government Compliance. Borrower shall maintain its and each of its Subsidiaries’ organizational existence and good standing in the Borrower State, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to Borrower by the authorities of the jurisdiction in which Borrower is organized, if applicable. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could reasonably be expected to have a Material Adverse Effect. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect.

6.2                               Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (i) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower’s operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event within one hundred eighty (180) days after the end of Borrower’s fiscal year, audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank (provided that Borrower shall deliver to Bank audited financial statements for 2010 and 2011 not later than October 31,2012); (iii) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (iv) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; (v) promptly upon receipt, each management letter prepared by Borrower’s independent certified public accounting firm regarding Borrower’s management control systems; (vi) as soon as available, but in any event not later than January 31 of each calendar year, Borrower’s financial and business projections and budget for such year, with evidence of approval thereof by

Borrower’s board of directors; and (vii) such budgets, sales projections, operating plans or other financial information generally prepared by Borrower in the ordinary course of business as Bank may reasonably request from time to time.

(a)                                 Commencing with the period not less than thirty (30) days prior to the initial Advance on the Revolving Line, and within twenty (20) days after the last day of each month prior to the termination of the Revolving Line (and as long as Bank has any commitment to lend thereunder), Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings by invoice date of accounts receivable and accounts payable.

(b)                                 Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit E hereto.

(c)                                  As soon as possible and in any event within three (3) calendar days after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.

(d)                                 Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing,

Borrower may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the Borrowing Base Certificate and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.

6.3                               Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made, Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than One Hundred Thousand Dollars ($100,000).

6.4                               Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

6.5                               Insurance.

(a)                                 Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower’s.

(b)                                 All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. Upon Bank’s request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.

6.6                               Accounts. Borrower shall maintain its primary depository, operating and investment accounts with Bank or Bank’s Affiliates (covered by satisfactory control agreements). Borrower shall, within thirty (30) days of the Closing Date, (i) except as set forth in clause (y), below, close all accounts maintained outside of Bank (or Bank’s Affiliates) (the “Transition Accounts”) and (ii) cause the amounts in the Transition Accounts to be transferred to Borrower’s accounts with Bank (or Bank’s Affiliates, as applicable); provided that (x) Borrower shall not be required to deliver to Bank control agreements with respect to the Transition Accounts as long as the same are closed within said thirty (30) day period; and (y) Borrower shall be permitted to maintain, without control agreements, the SVB Accounts.

6.7                               Intentionally Omitted.

6.8                               Registration of Intellectual Property Rights.

(a)                                 Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

(b)                                 Borrower shall promptly, but not more frequently than quarterly, unless an Event of Default has occurred and is continuing, give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office and United States Copyright Office, including the date of such filing and the registration or application numbers, if any.

(c)                                  Borrower shall give Bank prompt, but not more frequently than quarterly, unless an Event of Default has occurred and is continuing, written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed.

(d)                                 Borrower shall (i) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and trade secrets, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

6.9                               Consent of Inbound Licensors. Prior to entering into or becoming bound by any Material Inbound License Agreement, Borrower shall: (i) provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition; and (ii) in good faith use commercially reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrower’s interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future; provided, however, that the failure to obtain any such consent or waiver shall not constitute a default under this Agreement.

6.10                        Creation/Acquisition of Subsidiaries. In the event Borrower or any Subsidiary creates or acquires any Subsidiary, Borrower and such Subsidiary shall promptly notify Bank of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Bank to cause each such domestic Subsidiary to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the collateral of such Subsidiary (substantially as described on Exhibit A hereto), and Borrower shall grant and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary (whether foreign or domestic).

6.11                        Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.                                      NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations are paid in full or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank’s prior written consent, which shall not be unreasonably withheld:

7.1                               Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, or subject to Section 6.6 of the Agreement, move cash balances on deposit with Bank to accounts opened at another financial institution, other than Permitted Transfers.

7.2                               Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the Borrower State or relocate its chief executive office without ten (10) days prior written notification to Bank; replace its chief executive officer or chief financial officer without ten (10) days prior written notification to Bank; engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower; change its fiscal year end; have a Change in Control.

7.3                               Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, or enter into any agreement to do any of the same, except where (i) such transactions do not in the aggregate exceed One Hundred Thousand Dollars ($100,000) during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity.

7.4                               Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.

7.5                               Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower’s property. For the avoidance of doubt, this Section 7.5 shall not restrict the Company’s ability to collect on unpaid receivables through third party collection services.

7.6                               Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may (i) repurchase the stock of former employees, advisors, directors or contractors pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and (ii) repurchase the stock of former employees, advisors, directors or contractors pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees, advisors, directors or contractors to Borrower regardless of whether an Event of Default exists.

7.7                               Investments. Except as provided in Section 6.6, directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments, or maintain or invest any of its property with a Person other than Bank or Bank’s Affiliates or permit any Subsidiary to do so unless such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower. Further, Borrower shall not enter into any license or agreement with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory.

7.8                               Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9                               Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt and the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision of any document evidencing such Subordinated Debt, except in compliance with the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision affecting Bank’s rights contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent. For the avoidance of doubt, nothing in this Section 7.9 or elsewhere in this Agreement shall restrict the Convertible Notes (as defined herein) from being exchanged for equity securities of Borrower.

7.10                        Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 and such other locations of which Borrower gives Bank prior written notice and as to which Bank files a financing statement where needed to perfect its security interest.

7.11                        No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.

8.                                      EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1                               Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Maturity Date or the Growth Capital Maturity Date, as applicable). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2                                       Covenant Default.

(a)                                 If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement; or

(b)                                 If Borrower fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, so long as Borrower continues to diligently attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

8.3                               Investor Abandonment. If Bank reasonably determines, based on indications from Borrower’s existing investors, that such investors no longer intend to provide capital to Borrower in amounts and at time sufficient to enable Borrower to satisfy its obligations (including, but not limited to, all Obligations owing from Borrower to Bank);

8.4                               Defective Perfection. If Bank shall receive at any time following the Closing Date an SOS Report indicating that except for Permitted Liens, Bank’s security interest in the Collateral is not prior to all other security interests or Liens of record reflected in the report;

8.5                               Attachment. If any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be made during such cure period);

8.6                               Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.7                               Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that would reasonably be expected to have a Material Adverse Effect;

8.8                               Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

8.9                               Judgments; Settlements. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or if a settlement or settlements, except to the extent the settled claim(s) is covered by and will be paid by insurance within thirty (30) days of the effective date of the settlement, is agreed upon for an amount individually or in the aggregate of at least Two Hundred Fifty Thousand Dollars ($250,000); and

8.10                        Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.                                      BANK’S RIGHTS AND REMEDIES.

9.1                               Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a)                                 Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.6 (insolvency), all Obligations shall become immediately due and payable without any action by Bank);

(b)                                 Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit, and Borrower shall promptly deposit and pay such amounts;

(c)                                  Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(d)                                 Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(e)                                  Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(f)                                   Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, and (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(g)                                  Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;

(h)                                 Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrower shall be credited with the proceeds of the sale;

(i)                                     Bank may credit bid and purchase at any public sale;

(j)                                    Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of Borrower, any guarantor or any other Person liable for any of the Obligations; and

(k)                                 Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

Bank shall comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

9.2                               Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; and (g) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clause (g) above, regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.

9.3                               Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4                               Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5                               Bank’s Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6                               No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank’s rights against Borrower. Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.

9.7                               Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Borrower expressly agrees that this Section 9.7 may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.

9.8                               Demand; Protest. Except as otherwise provided in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.

10.                               NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or a other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	GENE SECURITY NETWORK, INC.
2686 Middlefield Road, Suite C
Redwood City, CA 94063
Attn: Chief Executive Officer
FAX: (650) 362-1882

With a copy (which shall not constitute notice) to:	John Dietz
Gunderson Dettmer
1200 Seaport Drive
Redwood City, CA 94063
FAX: (650) 321-2800

If to Bank:	Comerica Bank
M/C 7578
39200 Six Mile Rd.
Livonia, MI 48152
Attn: National Documentation Services

with a copy to:	Comerica Bank
250 Lytton Avenue, 3rd Floor
Palo Alto, CA 94301
Attn: Brian G. Demmert, Senior Vice President
FAX: (650) 462-6049

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.                               CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the State and Federal courts located in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

12.                               REFERENCE PROVISION.

12.1                        In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

12.2                        With the exception of the items specified in Section 12.3, below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court in the County where the real property involved in the action, if any, is located or in a County where venue is otherwise appropriate under applicable law (the “Court”).

12.3                        The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of selfhelp remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

12.4                        The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.

12.5                        The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

12.6                        The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.7                        Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.8                        The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.9                        If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.10                 THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

13.                               GENERAL PROVISIONS.

13.1                        Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

13.2                        Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement and/or the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

13.3                        Time of Essence. Time is of the essence for the performance of ail obligations set forth in this Agreement.

13.4                        Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.5                        Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties; provided that Bank provides prior written notice of such change(s) to Borrower.

13.6                        Amendments in Writing, Integration. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing signed by the parties. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents.

13.7                        Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

13.8                        Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make any Credit Extension to Borrower. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

13.9                        Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, (v) to Bank’s accountants, auditors and regulators, and (vi) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

GENE SECURITY NETWORK, INC.

By:	/s/ J. Sheena
Name:	J. Sheena
Title:	CTO

COMERICA BANK

By:
Name:
Title:

[Signature Page to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

GENE SECURITY NETWORK, INC.

By:	/s/ Matthew Rabinowitz
Name:	Matthew Rabinowitz
Title:	President & CEO

COMERICA BANK

By:
Name:
Title:

[Signature Page to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

GENE SECURITY NETWORK, INC.

By:
Name:
Title:

COMERICA BANK

By:	/s/ Brian Demmert
Name:	Brian Demmert
Title:	SVP

[Signature Page to Loan and Security Agreement]

EXHIBIT A

DEFINITIONS

“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Advance” or “Advances” means a cash advance or cash advances under the Revolving Line.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

“Bank Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses (whether generated in-house or by outside counsel) incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Borrower State” means Delaware, the state under whose laws Borrower is organized.

“Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Base” means an amount equal to seventy percent (70%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Cash” means unrestricted cash and cash equivalents.

“Change in Control” shall mean a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction; provided, however, that a Change of Control shall not be deemed to occur in connection with the sale of the Company’s securities in a bona fide equity financing.

“Chief Executive Office State” means California, where Borrower’s chief executive office is located.

“Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code as amended or supplemented from time to time.

“Collateral” means the property described on Exhibit B attached hereto and all Negotiable Collateral to the extent not described on Exhibit B, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) the granting of a

1

security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, or (iii) constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of sixty five percent (65%) of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote; provided that in no case shall the definition of “Collateral” exclude any Accounts, proceeds of the disposition of any property, or general intangibles consisting of rights to payment.

“Collateral State” means the state or states where the Collateral is located, which are California and New York.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Credit Extension” means each Advance, Growth Capital Advance or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility by giving Borrower thirty (30) days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall mean Borrower’s net trade Accounts receivable aged less than One Hundred Twenty (120) days from invoice date, other than (i) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States; and (ii) Accounts with respect to which the account debtor does not have its principal place of business in the United States.

“Environmental Laws” means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due and payable to Bank on the earliest to occur of (a) the Growth Capital Maturity Date, or

2

(b) the acceleration of the Growth Capital Advances, or (c) the prepayment of the Growth Capital Advances pursuant to Section 2.1(c)(iv), equal to two percent (2.00%) of the Growth Capital Line.

“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time.

“Growth Capital Advance(s)” means a cash advance or cash advances under the Growth Capital Line.

“Growth Capital Availability End Date” means March 31, 2013.

“Growth Capital Line” means a Credit Extension of up to Three Million Dollars ($3,000,000).

“Growth Capital Maturity Date” means March 31, 2015.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all Contingent Obligations, if any. For the avoidance of doubt, “Indebtedness” does not include deferred revenue arising in the ordinary course of Borrower’s business from the pre-billing of Accounts.

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a)                                 Copyrights, Trademarks and Patents;

(b)                                 Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held, other than in-licensed standard, generally commercially available, “off the shelf” third party software products that are not and will not be a part of any product, service or intellectual property of Borrower;

(c)                                  Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d)                                 Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e)                                  All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

(f)                                   All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” means all present and future inventory in which Borrower has any interest.

“Investment” means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Letter of Credit” means a commercial or standby letter of credit or similar undertaking issued by Bank at Borrower’s request.

3

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means (i) a material adverse change in Borrower’s business or financial condition taken as a whole (including without limitation, evidence of a lack of investor support and/or Borrower’s inability to attract sufficient additional equity financing from its investors), or (ii) a material impairment in the prospect of repayment of all or any portion of the Obligations or in otherwise performing Borrower’s obligations under the Loan Documents, (iii) a material impairment in the perfection, value or priority of Bank’s security interests in the Collateral.

“Material Inbound License Agreement” means an inbound license or other agreement, other than over-the-counter software that is commercially available to the public, where the total non-cancellable minimum license fee (or other monetary obligations of Borrower) under such agreement exceeds Two Hundred Fifty Thousand Dollars ($250,000) in any calendar year.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses, the Final Payment, the Prepayment Fee and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

“Permitted Indebtedness” means:

(a)                                 Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)                                 Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)                                  Indebtedness not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year of Borrower secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d)                                 Subordinated Debt;

(e)                                  Indebtedness to trade creditors, employees (consisting of regular employment compensation, but which may include paid time-off, bonuses and commissions), landlords (consisting of regular lease payments and security deposits under real estate rental agreements) and licensors (consisting of royalties payable under inbound licenses); in each case, incurred in the ordinary course of business; provided that licensors of Material Inbound License Agreements shall not be considered to be licensors “in the ordinary course of business” (and hence any Indebtedness thereto shall not be considered permitted under this clause (e)); and

4

(f)                                   Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(a)                                 Investments existing on the Closing Date disclosed in the Schedule;

(b)                                 (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) Bank’s certificates of deposit maturing no more than one (1) year from the date of investment therein, and (iv) Bank’s money market accounts;

(c)                                  Repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements (i) in an aggregate amount not to exceed, (x) Two Hundred Fifty Thousand Dollars ($250,000) from the Closing Date through the first anniversary thereof; (y) Four Hundred Fifty Thousand Dollars ($450,000) from the second anniversary of the Closing Date through the third anniversary thereof; and (z) Six Hundred Fifty Thousand Dollars ($650,000) from and after the third anniversary of the Closing Date; in each case of (x), (y) and (z), provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists;

(d)                                 Investments accepted in connection with Permitted Transfers;

(e)                                  Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year;

(f)                                   Investments not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower’s Board of Directors;

(g)                                  Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(h)                                 Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary; and

(i)                                     Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year.

“Permitted Liens” means the following:

(a)                                 Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Advances) or arising under this Agreement or the other Loan Documents;

5

(b)                                 Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Bank’s security interests;

(c)                                  Liens not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d)                                 Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and

(e)                                  Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 (attachment) or 8.9 (judgments); and

(f)                                   Subject to Section 6.6, Liens in favor of other financial institutions arising in connection with Borrower’s deposit accounts held at such institutions to secured standard fees for deposit services charged by, but not financing made available by such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts.

“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a)                                 Inventory in the ordinary course of business;

(b)                                 Non-exclusive licenses for the use of the Intellectual Property, in the ordinary course of business; and licenses for the use of the Intellectual Property that are approved by Borrower’s Board of Directors and which may be exclusive in certain respects but could not result in a legal transfer of title of the licensed property;

(c)                                  Worn-out or obsolete Equipment; or

(d)                                 Other assets of Borrower or its Subsidiaries that do not in the aggregate exceed One Hundred Thousand Dollars ($100,000) during any fiscal year.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Prepayment Fee” means with respect to the Growth Capital Advances subject to prepayment prior to the Growth Capital Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to Bank in amount equal to:

(i)            for a prepayment made on or after the Closing Date through and including the first anniversary thereof, three percent (3.00%) of the principal amount of the Growth Capital Advances prepaid;

(ii)           for a prepayment made on or after the first anniversary of the Closing Date through and including the second anniversary thereof, two percent (2.00%) of the principal amount of the Growth Capital Advances prepaid;

6

(iii)          for a prepayment made on or after the second anniversary of the Closing Date through and including the third anniversary thereof, one percent (1.00%) of the principal amount of the Growth Capital Advances prepaid; and

(iv)          for a prepayment made thereafter, no Prepayment Fee shall be applicable.

“Pricing Addendum” means the Prime Referenced Rate Addendum attached hereto as Exhibit F, signed by Borrower and Bank and dated as of the Closing Date.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Prohibited Territory” means any person or country listed by the Office of Foreign Assets Control of the United States Department of Treasury as to which transactions between a United States Person and that territory are prohibited.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

“Revolving Line” means a Credit Extension of up to Two Million Five Hundred Thousand Dollars ($2,500,000).

“Revolving Maturity Date” means December 31, 2013.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“SOS Reports” means the official reports from the Secretaries of State of each Collateral State, Chief Executive Office State and the Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank); provided that those certain Convertible Promissory Notes issued by Borrower to certain of its investors (in connection with Borrower’s proposed “Series C” and “Series D” equity issuances), in the original principal amount of approximately Thirty Two Million Dollars ($32,000,000) (the “Convertible Notes”) shall constitute Subordinated Debt hereunder, but shall not be subject to a subordination agreement in favor of Bank unless the Convertible Notes do not convert to equity securities of Borrower, in accordance with the terms set forth in the documents evidencing the same, by December 31, 2012.

“Subsidiary” means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

“SVB Accounts” means the following accounts maintained by Borrower with Silicon Valley Bank (“SVB”): (i) that certain money market account numbered 3300712583, used to secure a Forty Thousand Dollar ($40,000) credit card facility issued by SVB to Borrower; and (ii) that certain Certificate of Deposit numbered 8800063224, used to secure a letter of credit in the amount of Thirty Thousand Dollars ($30,000), issued for the benefit of Borrower’s landlord.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

7

DEBTOR	GENE SECURITY NETWORK, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT B

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

All personal property of Debtor of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include any copyrights, patents, trademarks, servicemarks, trade names and service names and registrations or applications therefor and goodwill associated therewith, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of November 21, 2011, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

8

EXHIBIT C

TECHNOLOGY & LIFE SCIENCES DIVISION

LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., P.S.T.

DEADLINE FOR EQUIPMENT ADVANCES IS 3:00 P.M., P.S.T.**

DEADLINE FOR WIRE TRANSFERS IS 1:30 P.M., P.S.T.

*At month end and the day before a holiday, the cut off time is 1:30 P.M., P.S.T.

**Subject to 3 day advance notice.

To: Loan Analysis	DATE:	TIME:
FAX #: (650) 462-6061

FROM:		TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name
FROM:		The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
Authorized Signer’s Name

FROM:
	Authorized Signature (Borrower)	Authorized Request & Phone #

PHONE #:
Received by (Bank) & Phone #
FROM ACCOUNT #:
(please include Note number, if applicable)
TO ACCOUNT #:		Authorized Signature (Bank)
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
		Comp. Status:	YES	NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate,; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)              YES        NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS		Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type		US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Amount	$

EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower: GENE	Bank:	Comerica Bank
SECURITY
NETWORK, INC.
Technology & Life Sciences Division
Commitment Amount: $2,500,000$		Loan Analysis Department
250 Lytton Avenue
3rd Floor, MC 4240
Palo Alto, CA 94301
Phone: (650) 462-6060
Fax: (650) 462-6061

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of
2. Additions (please explain on reverse)		$1,170,000
3. TOTAL ACCOUNTS RECEIVABLE AS OF 9/30/2011

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 120 days (90 Days)	$121,000
5. Governmental Accounts	$0
6. Foreign Accounts	$0
7. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$121,000
8. Eligible Accounts (#3 minus #7)	$1,049,000
9. LOAN VALUE OF ACCOUNTS RECEIVABLE(70% of #8)		$734,300

BALANCES
10. Maximum Loan Amount	$2,500,000
11. Total Funds Available (Lesser of #9 or #10)		$734,300
12. Outstanding under Sublimits ()		$0
13. Present balance owing on Line of Credit		$0
14. Reserve Position (#11 minus #12 and #13)		$734,300

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

Comments:

BANK USE ONLY
Rec’d By:
Date:
Reviewed By:
Date:
/s/ [ILLEGIBLE]
Authorized Signer

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
Five Palo Alto Square, Suite 800
3000 EI Camino Real
Palo Alto, CA 94306
Phone: (650) 846-6820
Fax: (650) 462-6061

FROM: GENE SECURITY NETWORK, INC.

The undersigned authorized Officer of GENE SECURITY NETWORK, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i)Borrower is in complete compliance for the period ending 9/30/2011 with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) (except for normal year-end audit adjustments and omission of footnotes) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE*	YES	NO
Borrowing Base Cert., A/R & A/P Agings	Monthly, within 20 days	YES	NO
Annual Business Plan (incl. operating budget)	By 1/31	YES	NO
Audit	Initial and Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $ 6,169,000	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $ TBO	YES	NO

* provided that Borrower’s audited financial statements for 2010 and 2011 shall be delivered no later than 10/31/2012.

REPORTING COVENANTS	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes > $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions > $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements	Notify promptly upon notice	YES	NO
> $100,000 (Sect. 8.7)		YES	NO
Judgment > $100,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
None

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$250,000		YES	NO
Permitted Investments for stock repurchase	<$100,000		YES	NO
Permitted Investments for subsidiaries	<$100,000		YES	NO
Permitted Investments for employee loans	<$100,000		YES	NO
Permitted Investments for joint ventures	<$250,000		YES	NO
Permitted Liens for equipment leases	<$250,000		YES	NO
Permitted Transfers	<$100,000		YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

/s/ [ILLEGIBLE]
Authorized Signer

Name:	Jonathan sheena

Title:	CTO

EXHIBIT F

Pricing Addendum

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of GENE SECURITY NETWORK, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.              Any one (1) of the following CEO, CTO, CFO, Secretary, V.P. Finance (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)         Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, in an unlimited amount.

(b)         Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)          Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)         Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)          Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, ,and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.              Said Bank is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.              Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.              These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.              Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.              The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified.

1

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Jonathan Sheena	CTO	/s/ Jonathan Sheena
Brad Roberts	VP Finance	/s/ Brad Roberts
Daniel Rabinowitz	Secretary	/s/ Daniel Rabinowitz
Matthew Rabinowitz	President & CEO	/s/ Matthew Rabinowitz

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on 11/23/11.

/s/ [ILLEGIBLE]
Secretary

***

The Above Statements are Correct.	/s/ [ILLEGIBLE]
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

2

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Revolver)

Name(s): GENE SECURITY NETWORK, INC.	Date: November 21, 2011

$2,500,000	credited to deposit account No. 1894552460 when Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee
$	to Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to
$	to
$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ [ILLEGIBLE]
Signature	Signature

1

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Revolver)

Name(s): GENE SECURITY NETWORK, INC.	Date: November 21, 2011

$2,500,000	credited to deposit account No. 1894552460 when Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee
$	to Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to
$	to
$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	/s/ [ILLEGIBLE]	Signature

1

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Growth Capital)

Name(s): GENE SECURITY NETWORK, INC.	Date: November 21, 2011

$3,000,000	credited to deposit account No. 1894552460 when Growth Capital Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee
$	to Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to
$	to
$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ [ILLEGIBLE]
Signature	Signature

2

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Growth Capital)

Name(s): GENE SECURITY NETWORK, INC.	Date: November 21, 2011

$3,000,000	credited to deposit account No. 1894552460 when Growth Capital Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee
$	to Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to
$	to
$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ [ILLEGIBLE]
Signature	Signature

2

Agreement to Furnish Insurance to Loan and Security Agreement

(Herein called “Bank”)

Borrower(s): GENE SECURITY NETWORK, INC.

I understand that the Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of the Bank as shown below, within ten (10) days from the date of this agreement.

The following minimum insurance must be provided according to the terms of the security documents.

☐ AUTOMOBILES, TRUCKS, RECREATIONAL VEHICLES PROPERTY	☒ MACHINERY & EQUIPMENT: MISCELLANEOUS PERSONAL
Comprehensive & Colliusion	Fire & Extended Coverage
Lender’s Loss Payable Endorsement	Lender’s Loss Payable Endorsement
☐ Breach of Warranty Endorsement
☐ BOATS
All Risk Hull Insurance	☐ AIRCRAFT
Lender’s Loss Payable Endorsement	All Risk Ground & Flight Insurance
☐ Breach of Warranty Endorsement	Lender’s Loss Payable Endorsement
☐ Breach of Warranty Endorsement

☐ MOBILE HOMES	☐ REAL PROPERTY
Fire, Theft & Combined Additional Coverage	Fire & Extended Coverage
Lender’s Loss Payable Endorsement	Lender’s Loss Payable Endorsement
☐ Earthquake	☐ All Risk Coverage
☐ Special Form Risk Coverage
☐
☒ INVENTORY	☐ Earthquake
☐ Other

☐ Other

I may obtain the required insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of November 21, 2011 or earlier.

I understand and agree that if I fail to deliver proof of insurance to the Bank at the address below, or upon the lapse or cancellation of such insurance, the Bank may procure Lender’s Single Interest Insurance or other similar coverage on the property. If the Bank procures insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my indebtedness as provided in the security documents. Lender’s Single Interest Insurance shall cover only the Bank’s interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my insurance was canceled or expired. I UNDERSTAND THAT LENDER’S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.

CALIFORNIA CIVIL CODE SECTION 2955.5. HAZARD INSURANCE DISCLOSURE: No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.

Bank Address for Insurance Documents:

Comerica Bank – Collateral Operations, Mail Code 6514
1508 W. Mockingbird Lane
Dallas, Texas 75235

1

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

OWNER(S) OF COLLATERAL:	DATED: November 21, 2011

/s/ [ILLEGIBLE]

/s/ [ILLEGIBLE]

INSURANCE VERIFICATION

Date	Phone
Agents Name	Person Talked To
Agents Address
Insurance Company
Policy Number(s)
Effective Dates: From	To:
Deductible $	Comments:

2

COMERICA BANK

AUTOMATIC DEBIT AUTHORIZATION

Member FDIC

To: Comerica Bank

Re: Loan #

You are hereby authorized and instructed to charge account No. 1894552460 in the name of GENE SECURITY NETWORK, INC. for principal, interest and other payments due on above referenced loan as set forth below and credit the loan referenced above.

☒                                    Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

☒                                    Debit each principal payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

☒                                    Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date

/s/ [ILLEGIBLE]	November 21, 2011

/s/ [ILLEGIBLE]	November 21, 2011

USA PATRIOT ACT

NOTICE

OF

CUSTOMER IDENTIFICATION

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

2

DEBTOR                                                                                                                                         GENE SECURITY NETWORK, INC.

SECURED PARTY:                                                                                COMERICA BANK

EXHIBIT A to UCC Financing Statement

COLLATERAL DESCRIPTION ATTACHMENT TO UCC NATIONAL FINANCING FORM

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

All personal property of Debtor of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include any copyrights, patents, trademarks, servicemarks, trade names and service names and registrations or applications therefor and goodwill associated therewith, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of November 21, 2011, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

Prime Referenced Rate Addendum To

Loan and Security Agreement

This Prime Referenced Rate Addendum to Loan and Security Agreement (this “Addendum”) is entered into as of November 21, 2011, by and between Comerica Bank (“Bank”) and Gene Security Network, Inc. (“Borrower”). This Addendum supplements the terms of the Loan and Security Agreement dated as of November 21, 2011 (as the same may be amended, modified, supplemented, extended or restated from time to time, collectively, the “Agreement”).

1.                                      Definitions. As used in this Addendum, the following terms shall have the following meanings. Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

a.                                      “Applicable Margin” means one and three quarters percent (1.75%) per annum.

b.                                      “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in San Jose, California, and, in respect of notices and determinations relating the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

c.                                       “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the quotient of the following:

(1)                                 for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the outstanding principal amount of the Obligations and for a period equal to one (1) month;

divided by

(2)                                 1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

d.                                      “LIBOR Lending Office” means Bank’s office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to Borrower.

e.                                       “Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

e.                                       “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to determine or ascertain

1

the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

2.                                      Interest Rate. Subject to the terms and conditions of this Addendum, the Obligations under the Agreement shall bear interest at the Prime Referenced Rate plus the Applicable Margin.

3.                                      Payment of Interest. Accrued and unpaid interest on the unpaid balance of the Advances under the Revolving Line, and any related Obligations outstanding under the Agreement, shall be payable monthly, in arrears, on the first day of each month, until maturity (whether as stated herein, by acceleration, or otherwise). In the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum. Interest accruing hereunder shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the applicable interest rate as a result of any change in the Prime Referenced Rate on the date of each such change.

4.                                      Bank’s Records. The amount and date of each advance under the Agreement, its applicable interest rate, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Addendum and the Agreement, when due in accordance with the terms hereof.

5.                                      Default Interest Rate. From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement shall bear interest at a per annum rate of five percent (5%) above the otherwise applicable interest rate hereunder, which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement. In no event shall the interest payable under this Addendum and the Agreement at any time exceed the maximum rate permitted by law.

6.                                      Prepayment. Borrower may prepay all or part of the outstanding balance of any Obligations at any time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Borrower hereby acknowledges and agrees that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations under the Agreement due on a demand basis in Bank’s sole and absolute discretion.

7.                                      Regulatory Developments or Other Circumstances Relating to the Daily Adjusting LIBOR Rate.

a.                                      If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation (whether domestic or foreign) of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof: (a) shall subject Bank to any tax, duty or other charge with respect to this Addendum or any Obligations under the Agreement, or shall change the basis of taxation of payments to Bank of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank’s principal executive office or LIBOR Lending Office is located); or (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or shall impose on Bank or the foreign exchange and interbank markets any other condition affecting this Addendum or the Obligations hereunder; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Obligations hereunder or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by the Bank to be material, then Borrower shall pay to Bank, within fifteen (15) days of Borrower=s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

2

b.                                      In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations hereunder, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the maintaining of such Obligations hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to maintaining any Obligations hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to the undersigned, shall be conclusive and binding for all purposes absent manifest error.

8.                                      Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

9.                                      Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK		GENE SECURITY NETWORK, INC.

By:	/s/ Brian Demmert	By:	/s/ J. Sheena
Name:	Brian Demmert	Name:	J. Sheena
Title:	SVP	Title:	CTO

3

b.                                      In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations hereunder, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the maintaining of such Obligations hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to maintaining any Obligations hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to the undersigned, shall be conclusive and binding for all purposes absent manifest error.

8.                                      Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

9.                                      Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK	GENE SECURITY NETWORK, INC.

By:	By:	/s/ J. Sheena
Name:	Name:	J. Sheena
Title:	Title:	CTO

3

b.                                      In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations hereunder, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the maintaining of such Obligations hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to maintaining any Obligations hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to the undersigned, shall be conclusive and binding for all purposes absent manifest error.

8.                                      Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

9.                                      Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK	GENE SECURITY NETWORK, INC.

By:	By:	/s/ Matthew Rabinowitz
Name:	Name:	Matthew Rabinowitz
Title:	Title:	President & CEO

3

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 27, 2012, by and between COMERICA BANK (“Bank”) and NATERA, INC. (f/k/a GENE SECURITY NETWORK, INC.) (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 21, 2011, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                      All references in the Loan Documents to “GENE SECURITY NETWORK, INC.” shall hereafter mean and refer to “NATERA, INC.”

2.                                      Bank hereby consents to GENE SECURITY NETWORK, INC. changing its name to NATERA, INC.

3.                                      No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.                                      Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.                                      As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                         this Amendment, duly executed by Borrower;

(b)                                         a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)                                          a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Gene Security Network, Inc., dated December 29, 2011, filed with and certified by the Secretary of State of the State of Delaware;

(d)                                         a National UCC Financing Statement Amendment;

1

(e)                                          all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(f)                                           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NATERA, INC.

By:	/s/ [Illegible]

Title:	VP Finance

COMERICA BANK

By:	/s/ Brian Demmert

Title:	SVP

[Signature Page to First Amendment to Loan and Security Agreement]

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of NATERA, INC. and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.              Any one (1) of the following CEO, CTO, COO, VP of Finance or Secretary (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)         Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, in an unlimited amount, including, without limitation, that certain Loan and Security Agreement dated as of November 21, 2011, as may subsequently be amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of January 27, 2012.

(b)         Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)          Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)         Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)          Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, ,and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.              Said Bank is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.              Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.              These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

1

5.              Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.              The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Matthew Rabinowitz	CEO	/s/ Matthew Rabinowitz
Jonathan Sheena	CTO	/s/ Jonathan Sheena
Brad Roberts	VP Finance	/s/ Brad Roberts
Daniel Rabinowitz	Secy and General Counsel	/s/ Daniel Rabinowitz

6.

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on January 27, 2012.

/s/ [Illegible]
Secretary

***

The Above Statements are Correct.	/s/ [Illegible]
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

2

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 31, 2012, by and between COMERICA BANK (“Bank”) and NATERA, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 21, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 27, 2012, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                    Section 6.6 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.6                         Accounts. Borrower shall maintain its primary depository, operating and investment accounts with Bank or Bank’s Affiliates (covered by satisfactory control agreements); provided that Borrower shall be permitted to maintain, without control agreements, the SVB Accounts.

6.6.1                     Medicare/Medical Accounts. Without limiting the foregoing, Borrower shall cause all Medicare and Medical payments owing to Borrower to be wire transferred or sent via ACH directly to Borrower’s operating account held at Bank (the “Blocked Account”). Bank hereby disclaims any right or interest (including any security interest or right of off set (or set-off)) in or to such Blocked Account. If at any time, such payments are no longer wire transferred or sent via ACH directly to the Blocked Account, Borrower shall cause all Medicare and/or Medical payments to be mailed or delivered to a post office box designated by Bank, and Borrower shall enter into a lockbox agreement with Bank on Bank’s standard form with respect to such payments. No other amounts shall be directed or remitted, by or for the benefit of Borrower, to the Blocked Account. All items or amounts which are remitted to the Blocked Account shall, on a daily basis, be swept to Borrower’s primary operating account held at Bank (the “Operating Account”), and Borrower shall cause all payments other than those directed or remitted to the Blocked Account, to be directed or remitted to such Operating Account.”

2.                                      No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

1

4.                                      Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.                                      As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                 this Amendment, duly executed by Borrower;

(b)                 all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c)                  such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

6.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NATERA, INC.

By:	/s/ [Illegible]

Title:	CEO & VP Finance

COMERICA BANK

By:	/s/ [Illegible]

Title:	SVP

[Signature Page to Second Amendment to Loan and Security Agreement]

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 28, 2013, by and between COMERICA BANK (“Bank”) and NATERA, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 21, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 27, 2012 and that certain Second Amendment to Loan and Security Agreement dated as of May 31, 2012, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                            The following defined term set forth in Exhibit A of the Agreement hereby is amended and restated in its entirety to read as follows:

“Subordinated Debt” means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank); provided that those certain Convertible Promissory Notes issued by Borrower to certain of its investors (each, an “Investor”) (in connection with Borrower’s “Series C”, “Series D” and proposed “Series E” equity issuances), in the original principal amount of approximately Fifty Four Million Dollars ($54,000,000) in the aggregate (the “Convertible Notes”) shall constitute Subordinated Debt hereunder, but shall not be subject to a subordination agreement, or subordination agreements, in favor of Bank so long as there are no Credit Extensions outstanding under this Agreement (for the avoidance of doubt, Borrower shall not request, and Bank shall not make, any Credit Extensions under this Agreement until such time that each Investor has executed a subordination agreement in favor of Bank, in form and substance satisfactory to Bank, which subordination agreement(s) shall be effective from the effective date of such subordination agreement(s) through (x) the termination of this Agreement and repayment of the Obligations in full in cash or (y) the conversion of the applicable Convertible Note to equity securities of Borrower, in accordance with the terms set forth in the documents evidencing the same, regardless of whether or not any Credit Extension are outstanding under this Agreement).

2.                            No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.                            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4.                            Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

1

5.                            As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)         this Amendment, duly executed by Borrower;

(b)         all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c)          such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

6.                            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NATERA, INC.

By:	/s/ [Illegible]

Title:	COO VP Finance

COMERICA BANK

By:

Title:

[Signature Page to Third Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NATERA, INC.

By:

Title:

COMERICA BANK

By:	/s/ [Illegible]

Title:	SVP

[Signature Page to Third Amendment to Loan and Security Agreement]

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 18, 2013, by and between COMERICA BANK (“Bank”) and NATERA, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 21, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 27, 2012, that certain Second Amendment to Loan and Security Agreement dated as of May 31, 2012 and that certain Third Amendment to Loan and Security Agreement dated as of January 28, 2013, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                            Section 2.1 (b) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(b)                                     Equipment Advances.

(i)                                     Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Equipment Advances to Borrower. Borrower may request Equipment Advances at any time during the Draw Period, provided that the initial Equipment Advance shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) (the “Initial Equipment Advance”). The aggregate outstanding amount of Equipment Advances shall not exceed the Equipment Line. Each Equipment Advance shall not exceed sixty percent (60%) of the invoice amount of equipment and software listed in that certain Machinery and Equipment 2013 Projection delivered to Bank on or about the Closing Date (which Borrower shall, in any case, have purchased, (i) with respect to the Initial Equipment Advance, within one hundred eighty (180) days and (ii) with respect to all subsequent Equipment Advances, within ninety (90) days, of the date of the corresponding Equipment Advance), excluding taxes, shipping, warranty charges, freight discounts and installation expense. Each Equipment Advance must be in an amount equal to the lesser of One Hundred Fifty Thousand Dollars ($150,000) or the amount that has not yet been drawn under the Equipment Line.

(ii)                                  Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Equipment Advances that are outstanding on June 30, 2013 shall be payable in twenty seven (27) equal monthly installments of principal, plus all accrued interest, beginning on July 1, 2013, and continuing on the same day of each month thereafter through the Equipment Maturity Date. Any Equipment Advances made by Bank after June 30, 2013 shall immediately amortize and be payable in equal monthly installments of principal, plus all accrued interest, beginning on the first (1st) day of the month immediately following such Equipment Advance and continuing on the same day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with the Equipment Advances made under this Section 2.1(b) shall be immediately due and payable. Equipment Advances, once repaid, may not be reborrowed. Except as set forth in the Pricing Addendum, Borrower may prepay the Equipment Advances prior to the Equipment Maturity Date, provided that on the date of such prepayment Borrower shall, (i) prepay all but not less than all of the Equipment Advances and (ii) in connection with such prepayment, pay to the Bank to the Prepayment Fee, if applicable.

(iii)                               When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time three (3) Business Days before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed. Bank shall be entitled to rely on any facsimile notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.”

2.                            Section 2.1(c) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(c)                                      Intentionally Omitted.”

3.                            Section 2.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.2                                   Intentionally Omitted.”

4.                            Section 2.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.3                                   Interest Rates, Payments, and Calculations.

(a)                                 Interest Rate. Except as set forth in Section 2.3(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the Pricing Addendum.”

5.                            Section 2.3(c) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(c)                                      Payments. Except as set forth in the Pricing Addendum, interest hereunder shall be due and payable on the first (1st) calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Equipment Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.”

6.                            Section 2.5 of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.5                                   Fees. Borrower shall pay to Bank the following:

(a)                                 Prepayment Fee. The Prepayment Fee, if and when due; and

(b)                                 Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all Bank Expenses, as and when they become due.”

7.                            New Section 3.3 hereby is added to the Agreement as follows:

“3.3                                   Post-Closing Condition. Upon the OrbiMed Satisfaction Date, Bank shall have received the IP Security Agreement.”

8.                            Section 4.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

“4.1                                   Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any termination of this Agreement, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.”

9.                            Section 4.5 of the Agreement (including the paragraph immediately before Section 5) hereby is amended and restated in its entirety to read as follows:

“4.5                                   Intentionally Omitted”

10.                     Until the OrbiMed Satisfaction Date, Section 5.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

“5.4                                   Intentionally Omitted.”

11.                     Effective as of the OrbiMed Satisfaction Date, Section 5.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

“5.4                                   Intellectual Property Collateral. Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. To the best of Borrower’s knowledge, each of the Copyrights, Trademarks and Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect. Except as set forth in the Schedule, Borrower’s rights as a licensee of intellectual property do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.”

12.                     Section 6.2(ii) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(ii) as soon as available, but in any event within one hundred eighty (180) days after the end of Borrower’s fiscal year, audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank (provided that Borrower shall deliver to Bank audited financial statements for its 2012 fiscal year not later than August 31, 2013);”

13.                     Section 6.2(iv) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(iv) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000) or more;”

14.                     Effective as of the OrbiMed Satisfaction Date, Section 6.2(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a) within thirty (30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower’s Intellectual Property Collateral, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of any Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.”

15.                     The last paragraph of Section 6.2 hereby is amended and restated in its entirety to read as follows:

“Borrower may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or .pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the intellectual property report and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.”

16.                     New Section 6.2(e) hereby is added to the Agreement as follows:

“(e)                                      Immediately upon the occurrence thereof, notice of any change to the Minimum Liquidity covenant set forth in Section 8.4 of the OrbiMed Credit Agreement.”

17.                     Until the OrbiMed Satisfaction Date, Section 6.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.3                                   Intentionally Omitted.”

18.                     Effective as of the OrbiMed Satisfaction Date, 6.3 hereby is amended and restated in its entirety to read as follows:

“6.3                                   Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than One Hundred Thousand Dollars ($100,000).”

19.                     Until the OrbiMed Satisfaction Date, the last two sentences of Section 6.5(b) hereby are amended and restated in their entireties to read as follows:

“If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim, provided that if the property subject to the claim was Collateral, any such replacement property shall be deemed Collateral in which the Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds in respect of Collateral payable under any casualty policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.

20.                     Effective as of the OrbiMed Satisfaction Date, the last two sentences of Section 6.5(b) hereby are amended and restated in their entireties to read as follows:

“If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.”

21.                     Section 6.6 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.6                                   Accounts. Subject to the terms and conditions of any control agreements executed by Bank in favor of OrbiMed, Borrower shall maintain its primary depository, operating and investment accounts with Bank or Bank’s Affiliates (provided that, after the OrbiMed Satisfaction Date, accounts with Bank’s Affiliates shall be covered by satisfactory control agreements in favor of Bank).”

22.                     Until the OrbiMed Satisfaction Date, Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.7                                   Intentionally Omitted.”

23.                     Effective as of the OrbiMed Satisfaction Date, Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.7                                   Minimum Cash at Bank. Borrower shall at all times maintain a balance of unrestricted Cash at Bank of not less than Five Million Dollars ($5,000,000).”

24.                     Until the OrbiMed Satisfaction Date, Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8                                   Intentionally Omitted.”

25.                     Effective as of the OrbiMed Satisfaction Date, Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8                                   Registration of Intellectual Property Rights.

(a)                                 Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

(b)                                 Borrower shall promptly give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any.

(c)                                  Borrower shall (i) give Bank not less than thirty (30) days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed; (ii) prior to the filing of any such applications or registrations, execute such documents as Bank may reasonably request for Bank to maintain its perfection in such intellectual property rights to be registered by Borrower; (iii) upon the request of Bank, either deliver to Bank or file such documents simultaneously with the filing of any such applications or registrations; (iv) upon filing any such applications or registrations, promptly provide Bank with a copy of such applications or registrations together with any exhibits, evidence of the filing of any documents requested by Bank to be filed for Bank to maintain the perfection and priority of its security interest in such intellectual property rights, and the date of such filing.

(d)                                 Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect and maintain the perfection and priority of Bank’s security interest in the Intellectual Property Collateral.

(e)                                  Borrower shall use commercially reasonably efforts to (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and trade secrets, (ii) detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

(f)                                   Bank may audit Borrower’s Intellectual Property Collateral to confirm compliance with this Section 6.8, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower’s sole expense, any actions that Borrower is required under this Section 6.8 to take but which Borrower fails to take, after fifteen (15) days’ notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8.”

26.                     Until the OrbiMed Satisfaction Date, Section 6.9 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.9                                   Intentionally Omitted.”

27.                     Effective as of the OrbiMed Satisfaction Date, Section 6.9 of the Agreement hereby is amended and restated in its entirety as follows:

“6.9                                   Consent of Inbound Licensors. Prior to entering into or becoming bound by any Material Inbound License Agreement, Borrower shall: (i) provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition; and (ii) in good faith use commercially reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrower’s interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future; provided, however, that the failure to obtain any such consent or waiver shall not constitute a default under this Agreement.”

28.                     Section 6.10 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.10                            Creation/Acquisition of Subsidiaries. In the event Borrower or any Subsidiary creates or acquires any Subsidiary, Borrower and such Subsidiary shall promptly notify Bank of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Bank to cause each such domestic Subsidiary to guarantee the Obligations of Borrower under the Loan Documents and, at all times after the OrbiMed Satisfaction Date, Borrower shall grant a continuing pledge and security interest in and to the collateral of such Subsidiary (substantially as described on Exhibit B-2) and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary (whether foreign or domestic).”

29.                     Section 7.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.3                                   Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, or enter into any agreement to do any of the same, except where (i) such transactions do not in the aggregate exceed Five Hundred Thousand Dollars ($500,000) during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity.”

30.                     Until the OrbiMed Satisfaction Date, Section 7.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.4                                   Intentionally Omitted.”

31.                     Effective as of the OrbiMed Satisfaction Date, Section 7.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.4                                   Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.”

32.                     Until the OrbiMed Satisfaction Date, Section 7.5 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.5                                   Encumbrances. Create, incur, assume or allow any Lien with respect to any Collateral, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person, other than pursuant to the OrbiMed Loan Documents or any Refinancing thereof, that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of the Collateral. For the avoidance of doubt, this Section 7.5 shall not restrict the Company’s ability to collect on unpaid receivables through third party collection services.”

33.                     Effective as of the OrbiMed Satisfaction Date, Section 7.5 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.5                                   Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person, that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower’s property. For the avoidance of doubt, this Section 7.5 shall not restrict the Company’s ability to collect on unpaid receivables through third party collection services.”

34.                     Until the OrbiMed Satisfaction Date, Section 7.6 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.6                                   Intentionally Omitted.”

35.                     Effective as of the OrbiMed Satisfaction Date, Section 7.6 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.6                                   Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may (i) repurchase the stock of former employees, advisors, directors or contractors pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and (ii) repurchase the stock of former employees, advisors, directors or contractors pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees, advisors, directors or contractors to Borrower regardless of whether an Event of Default exists.”

36.                     Until the OrbiMed Satisfaction Date, Section 7.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.7                                   Intentionally Omitted.”

37.                     Effective as of the OrbiMed Satisfaction Date, Section 7.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.7                                   Investments. Except as provided in Section 6.6, directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments, or maintain or invest any of its property with a Person other than Bank or Bank’s Affiliates or permit any Subsidiary to do so unless such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower. Further, Borrower shall not enter into any license or agreement with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory.”

38.                     Until the OrbiMed Satisfaction Date, Section 7.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.8                                   Intentionally Omitted.”

39.                     Effective as of the OrbiMed Satisfaction Date, Section 7.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.8                                   Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.”

40.                     Until the OrbiMed Satisfaction Date, Section 7.10 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.10                            Equipment. Store the Equipment pledged as Collateral with a bailee, warehouseman, or similar third party unless the third party has been notified of the Bank’s security interest and Bank (a) has received an acknowledgement from the third party that it is holding or will hold the Equipment pledged as Collateral for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Equipment pledged as Collateral. Borrower shall keep the Equipment pledged as Collateral only at the location set forth in the Section 10 and such other locations of which Borrower gives Bank prior written notice and as to which Bank files a financing statement where needed to perfect its security interest in such Collateral.”

41.                     Effective as of the OrbiMed Satisfaction Date, Section 7.10 of the Agreement hereby is amended and restated in its entirety to read as follows:

“7.10                            Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 and such other locations of which Borrower gives Bank prior written notice and as to which Bank files a financing statement where needed to perfect its security interest.”

42.                     Section 8.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

“8.1                                   Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Equipment Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);”

43.                     Section 8.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

“8.7                                   Other Agreements. If there is a default or other failure to perform in (i) any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000) or that would reasonably be expected to have a Material Adverse Effect or (ii) the OrbiMed Loan Documents;”

44.                     Until the OrbiMed Satisfaction Date, Section 8.9 of the Agreement hereby is amended and restated in its entirety to read as follows:

“8.9                                   Judgments. If a judgment or judgments for the payment of money in an amount,

individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); and”

45.                     Effective as of the OrbiMed Satisfaction Date, Section 8.9 of the Agreement hereby is amended and restated in its entirety to read as follows:

“8.9                                   Judgments; Settlements. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or if a settlement or settlements, except to the extent the settled claim(s) is covered by and will be paid by insurance within thirty (30) days of the effective date of the settlement, is agreed upon for an amount individually or in the aggregate of at least Five Hundred Thousand Dollars ($500,000); and”

46.                     Section 9.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

“9.2                                   Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default (but only with respect to clauses (d), (e) (solely to the extent affecting insurance covering the Collateral and not affecting any insurance coverage for other assets) and (h) below prior to the OrbiMed Satisfaction Date), Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) enter into a short-form intellectual property security agreement consistent with the terms of this Agreement for recording purposes only or modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower’s approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; and (h) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clauses (g) and (h) above, regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.”

47.                     Until the OrbiMed Satisfaction Date, Section 9.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

“9.3                                   Intentionally Omitted.”

48.          Effective as of the OrbiMed Satisfaction Date, Section 9.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

“9.3        “Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.”

49.          Section 9.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

“9.4        Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Equipment Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.”

50.          The address for notices to Borrower set forth in Section 10 of the Agreement hereby is amended and restated in its entirety to read as follows:

“NATERA, INC., 201 Industrial Road, #410, San Carlos, CA 94070, Attn: Chief Executive Officer, FAX: (650) 362-9574.”

51.          The following defined terms set forth in Exhibit A of the Agreement hereby are added, or amended and restated, as follows:

“Collateral” means, (i) at all times prior to the OrbiMed Satisfaction Date, the property described on Exhibit B-1 attached hereto and (ii) upon the OrbiMed Satisfaction Date, and at all times thereafter, the property described on Exhibit B-2 and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B-2, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, or (iii) constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of sixty five percent (65%) of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote; provided that in no case shall the definition of “Collateral”, as defined upon and after the OrbiMed Satisfaction Date, exclude any Accounts, proceeds of the disposition of any property, or general intangibles consisting of rights to payment.

“Credit Extension” means each Equipment Advance or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

“Draw Period” means the period of time from the Fourth Amendment Closing Date through December 31, 2013; provided, however, that if on December 31, 2013, Borrower’s cash balance is at least eighty five percent (85%) of Borrower’s projected cash balance as of such date (as set forth in Borrower’s financial projections delivered to Bank in accordance with Section 6.2(vi)), the “Draw Period” shall mean the period of time from the Closing Date through June 30, 2014.

“Equipment Advance(s)” means a cash advance or cash advances under the Equipment Line.

“Equipment Line” means a Credit Extension of up to Five Million Dollars ($5,000,000).

“Equipment Maturity Date” means September 30, 2015.

“Equity Event” means the receipt by Borrower on or after February 20, 2013 of at least Forty Million Dollars ($40,000,000) in net cash proceeds from the sale of Borrower’s equity securities to investors reasonably acceptable to Bank and the incurrence of debt from OrbiMed pursuant to the OrbiMed Loan Documents, in each case, on terms and conditions reasonably acceptable to Bank.

“Fourth Amendment Closing Date” means April 18, 2013.

“IP Security Agreement” means that certain Intellectual Property Security Agreement in the form attached hereto as Exhibit G, executed by Borrower in favor of Bank, dated as of the OrbiMed Satisfaction Date.

“Loan Documents” means, collectively, this Agreement, the IP Security Agreement, any note or notes executed by Borrower, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Obligations” means all debt, principal, interest, Bank Expenses, the Final Payment, the Prepayment Fee and other amounts owed to Bank by Borrower pursuant to this Agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including interest that accrues after the commencement of an Insolvency Proceeding.

“OrbiMed” means collectively, ROS ACQUISITION OFFSHORE LP, ROYALTY OPPORTUNITIES S.À.R.L., and their successors and assigns,

“OrbiMed Intercreditor Agreement” means that certain Intercreditor Agreement executed by and between OrbiMed and Bank, and acknowledged and agreed to by Borrower, dated as of the Fourth Amendment Closing Date.

“OrbiMed Loan Documents” means (i) that certain Credit Agreement (the “OrbiMed Credit Agreement”), that certain Royalty Agreement, that certain Patent Security Agreement, that certain Pledge and Security Agreement, that certain Copyright Security Agreement and that certain Trademark Security Agreement, in each case, by and between Borrower, a subsidiary of Borrower, if applicable, and OrbiMed, dated as of the Fourth Amendment Closing Date, and all instruments and agreements executed and or delivered in connection therewith or (ii) the Replacement Loan Documents.

“OrbiMed Satisfaction Date” means the date that all obligations owing from Borrower to OrbiMed and all Replacement Lenders, pursuant to the OrbiMed Loan Documents, are satisfied in full.

“Prepayment Fee” is one percent (1.00%) of the principal amount of the Equipment

Advances prepaid with respect to a prepayment made on or after the Closing Date through the second anniversary thereof.

“Refinance” means, in respect of any obligations (including Indebtedness), to refinance, extend, renew, repay, prepay, redeem, defease or retire, or to issue other obligations in exchange or replacement for, such obligations.

“Replacement Lender” means any future lender under the Replacement Loan Documents.

“Replacement Loan Documents” means any future credit agreement, note, loan or similar agreement(s) or instruments, by and between Borrower and Replacement Lender, pursuant to which Replacement Lender shall Refinance all then-existing Indebtedness and other obligations owing from Borrower to OrbiMed or a Replacement Lender pursuant to the OrbiMed Loan Documents or any Replacement Loan Documents, and all other present and future documents, instruments and agreements relating thereto, including any Refinancing that may increase the principal amount of such Indebtedness and obligations, extend the maturity date therefor or otherwise impose different terms on the Borrower.

52.          Clause (c) of the defined term “Permitted Liens” set forth in Exhibit A of the Agreement hereby is amended and restated in its entirety to read as follows:

“(c)         Liens not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (i) upon or in any Equipment (other than Equipment financed by an Equipment Advance) acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;”

53.          New clause (g) hereby is added to the defined term “Permitted Liens” as follows:

“(g)         Liens in favor of OrbiMed or any Replacement Lender securing Indebtedness and other obligations owing to OrbiMed or any Replacement Lender pursuant to the OrbiMed Loan Documents, subject to the terms and conditions of the OrbiMed Intercreditor Agreement.”

54.          Clause (c) of the defined term “Permitted Transfer” set forth in Exhibit A of the Agreement hereby is amended and restated in its entirety to read as follows:

“(c)         Worn-out or obsolete Equipment not financed with the proceeds of Equipment Advances; or”

55.          Effective as of the OrbiMed Satisfaction Date, the following defined term hereby replaces the defined term “Intellectual Property” set forth in Exhibit A of the Agreement:

“Intellectual Property Collateral” means all of Borrower’s right, title, and interest in and to the following:

(a)           Copyrights, Trademarks and Patents;

(b)           Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)           Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d)           Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e)           All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(f)            All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(g)           All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

56.          The following defined terms set forth in Exhibit A hereby are deleted from the Agreement in their entireties:

“Advances”, “Borrowing Base”, “Final Payment”, “Growth Capital Advance(s)”, “Growth Capital Availability End Date”, “Growth Capital Line”, “Growth Capital Maturity Date”, “Revolving Maturity Date”, “Revolving Line”

57.          Exhibit B of the Agreement hereby is replaced with Exhibit B-1 attached hereto, and Exhibit B-2 attached hereto shall replace Exhibit B-1 if and when the OrbiMed Satisfaction Date occurs.

58.          Exhibit C of the Agreement hereby is replaced with Exhibit C attached hereto.

59.          Exhibit D of the Agreement hereby is replaced with Exhibit D attached hereto.

60.          Exhibit E of the Agreement hereby is replaced with Exhibit E attached hereto.

61.          Section 1(a) of Exhibit F (Pricing Addendum) hereby is amended and restated in its entirety to read as follows:

“a.           “Applicable Margin” means four and ten one hundredths of one percent (4.10%) per annum.”

62.          New Exhibit G hereby is added to the Agreement in form attached hereto as Exhibit G.

63.          No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

64.          Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

65.         Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

66.          As a condition to the effectiveness of this Amendment, Borrower shall have consummated the Equity Event, and Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           updated Borrowing Resolutions for Borrower;

(c)           a landlord’s consent in favor of Bank for Borrower’s San Carlos, CA location by the respective landlord thereof, together with the duly executed original signatures thereto;

(d)           the OrbiMed Intercreditor Agreement;

(e)           a UCC-3 Amendment;

(f)            a commitment fee of Fifty Thousand Dollars ($50,000), receipt of which hereby is acknowledged;

(g)           certain fees due and owing under the Agreement as in effect prior to the Fourth Amendment Closing Date, including (i) a fee on account of the Revolving Line (as defined prior to the Fourth Amendment Closing Date) equal to Nine Thousand Three Hundred Seventy Five Dollars ($9,375) and (ii) quarterly Unused Facility Fees (as defined prior to the Fourth Amendment Closing Date) incurred from January 1, 2012 through the Fourth Amendment Closing Date equal to Seven Thousand Eight Hundred Twelve and 50/100 Dollars (7,812.50), which, in each case, may be debited from an of Borrower’s accounts at Bank;

(h)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(i)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

67.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NATERA, INC.

By:	/s/ [ILLEGIBLE]

Title:	CEO

COMERICA BANK

By:	/s/ [ILLEGIBLE]

Title:	SVP

[Signature Page to Fourth Amendment to Loan and Security Agreement]

DEBTOR                                              NATERA, INC.

SECURED PARTY:                           COMERICA BANK

EXHIBIT B-1

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY

AGREEMENT

All the following property of Debtor (herein referred to as “Borrower” or “Debtor”):

all (i) equipment (including all accessions and additions thereto) financed on or after April 18, 2013 by Secured Party pursuant to that certain Loan and Security Agreement by and between Debtor and Secured Party dated as of November 21, 2011 (as amended from time to time) and (ii) equipment (including all accessions and additions thereto) listed on Annex 1 attached hereto, in each case of (i) and (ii), wherever located; and

any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Annex 1

Vendor	Description	Purchase Date	Original Purchase Cost	April 1, 2013 Net Asset Value	PO #
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	Grand Total

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

DEBTOR	NATERA, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT B-2

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)                                 all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)                                 all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)                                  all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)                                 all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)                                  any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

EXHIBIT C

TECHNOLOGY & LIFE SCIENCES DIVISION

LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., P.S.T.

DEADLINE FOR EQUIPMENT ADVANCES IS 3:00 P.M., P.S.T.**

DEADLINE FOR WIRE TRANSFERS IS 1:30 P.M., P.S.T.

*At month end and the day before a holiday, the cut off time is 1:30 P.M., P.S.T.

**Subject to 3 day advance notice.

To: Loan Analysis	DATE:	TIME:
FAX #: (650) 462-6061

FROM:	NATERA, INC.	TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name
FROM:		The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
Authorized Signer’s Name

FROM:
	Authorized Signature (Borrower)	Authorized Request & Phone #

PHONE #:
Received by (Bank) & Phone #
FROM ACCOUNT #:
(please include Note number, if applicable)

TO ACCOUNT #:		Authorized Signature (Bank)
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE’ (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
		Comp. Status:	YES	NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that Borrower has paid for and owns the equipment financed by the Bank; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)              YES        NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS		Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type		US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Amount	$

EXHIBIT D

[Intentionally Omitted]

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:                                                             Comerica Bank

Technology & Life Sciences Division

Loan Analysis Department

250 Lytton Avenue

3rd Floor, Mail Code 4240

Palo Alto, California 94301

Phone: 650-462-6060

Fax: 650-462-6061

FROM: NATERA, INC.

The undersigned authorized Officer of NATERA, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i)Borrower is in complete compliance for the period ending                                                        with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) (except for normal year-end audit adjustments and omission of footnotes) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE*	YES	NO
Intellectual Property Report	Quarterly within 30 days**	YES	NO
Annual Business Plan (incl. operating budget)	By 1/31	YES	NO
Notice of change to Minimum Liquidity	Immediately	YES	NO
covenant in OrbiMed Credit Agreement Audit	Initial and Semi-annual	YES	NO

* provided that Borrower’s audited financial statements for 2012 shall be delivered no later than 8/31/2013

** effective as of the OrbiMed Satisfaction Date

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

REPORTING COVENANTS	DESCRIPTION	APPLICABLE
Legal Action > $500,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO

Inventory Disputes > $100,000 (Sect. 6.3)*	Notify promptly upon notice	YES	NO
Mergers & Acquisitions > $500,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements	Notify promptly upon notice	YES	NO
> $500,000 (Sect. 8.7)		YES	NO
Judgment > $500,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Minimum Cash at Bank*	$5MM		YES	NO
$

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases*	<$250,000		YES	NO
Permitted Investments for stock repurchase*	<$100,000		YES	NO
Permitted Investments for subsidiaries*	<$100,000		YES	NO
Permitted Investments for employee loans*	<$100,000		YES	NO
Permitted Investments for joint ventures*	<$250,000		YES	NO
Permitted Liens for equipment leases	<$250,000		YES	NO
Permitted Transfers	<$100,000		YES	NO

*applicable upon OrbiMed Satisfaction Date

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

EXHIBIT G

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of                    by and between COMERICA BANK (“Bank”) and NATERA, INC., a Delaware corporation (“Grantor”).

RECITALS

A.            Bank has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated as of November 21, 2011 (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

B.            Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Grantor and Bank, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	NATERA, INC.

201 Industrial Road #410
San Carlos, CA 94070	By:

Attn: Chief Executive Officer	Title:

BANK:

Address of Bank:	COMERICA BANK

39200 Six Mile Road, M/C 7578	By:
Livonia, Michigan 48152
Attn: National Documentation Services	Title:

EXHIBIT A

Copyrights

Description	Registration Number	Registration Date

EXHIBIT B

Patents

Description	Patent/App. No.	File Date

EXHIBIT C

Trademarks

Description	Serial/Registration No.	File Date

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Equipment Line)

Name(s): NATERA, INC.	Date: April 18, 2013

$5,000,000	credited to deposit account No. when Equipment Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:
$	to Comerica Bank for Loan Fee
$	to Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to
$	to
$	TOTAL (AMOUNT FINANCED)

6. Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	Signature

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of NATERA, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.              Any one (1) of the following                                                      (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)         Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, in an unlimited amount.

(b)         Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)          Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)         Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)          Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, ,and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.              Said Bank is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.              Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.              These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.              Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.              The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank,

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on April 18, 2013.

Secretary

***

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.